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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                   International Business Machines Corporation
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

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Voting and Consent Enclosure

[IBM Logo]

TWO EASY WAYS TO VOTE

Vote by Internet

1.    Read the accompanying Proxy Statement and Proxy/Voting Instruction Card

2.    Go to website www.ibm.com/investor/vote

3. Enter your numeric control number that is located in the box below the perforated line on your Proxy/Voting Instruction Card.

4.    Follow the simple instructions.

5.    Your vote will be immediately confirmed and posted.

Vote by Telephone

1.    Read the accompanying Proxy Statement and Proxy/Voting Instruction Card

2. Call the toll-free number, 877-779-8683. Stockholders residing outside the United States, Canada and Puerto Rico should call 201-536-8073.

3. Enter your numeric control number that is located in the box below the perforated line on your Proxy/Voting Instruction Card.

4.    Follow the simple instructions.

5.    Your vote will be immediately confirmed and posted.

E-CONSENT FOR FUTURE DELIVERY OF PROXY MATERIAL ONLINE

IBM Stockholders can sign-up to receive future Annual Reports And Proxy materials online by following these instructions:

Go to website www.ibm.com/investor/vote and proceed to the page to select the option for "Electronic Mail" delivery before voting online.

                                     - or -

Go to www.econsent.com/ibm and follow the instructions. (Your IBM account number is required to consent.)

Prior to the next IBM Stockholder Meeting, you will receive an e-mail providing information on where to locate the IBM Annual Report and Proxy Statement online.

If you vote through the Internet or by telephone, please do not return your proxy card.

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Internet Voting Screen No. 1

[IBM logo]
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            Proxy vote

            Vote your IBM proxy online

            Thank you for choosing to participate in the program to vote your proxy through the Internet. Please read this page and click on the "proceed" button below to fill out and submit your proxy.

            To vote online you must use the control number that appears in The box on your proxy card. The proxy voter control number is located in the box on the card, just below the perforation.

            Your online vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares online, there is no need for you to mail back your proxy card.

            When you click on "proceed" you will leave the IBM web site and enter the secure EquiServe proxy voting site.

            -> Proceed

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Internet Voting Screen No. 2

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EquiServe                                                            Vote By
                                                                     Net
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Vote By Net
[IBM logo]

                  International Business Machines Corporation

|Step 1| |Step 2| |Step 3|
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Welcome to the EquiServe online voting wizard!

Just follow a few simple steps to complete the secure online voting process:

      Authentication:              Login using your voter control number

      Delivery Preference:         Setup future delivery of your annual
                                   meeting materials

      Voting:                      Cast your vote and receive your
                                   Confirmation online

      Finish:                      Vote another card or exit the voting site



If you have more than one proxy card, instruction card or ballot, please vote them one card at a time. To get started now, login below and click "Continue".

--------------------------------------------------------------------------------

Step 1: Authentication

Enter the voter control number as it appears on your           |____________|
proxy card, instruction card or ballot

Enter the last 4 digits of the U.S. social security            |________|
number (SSN) or the U.S. taxpayer
identification number (TIN) for this account.*

                                                                    CONTINUE >>

* If you do not have a SSN or TIN for this account, please leave this box blank.

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Internet Voting Screen No. 3
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EquiServe                                                            Vote By
                                                                     Net
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Vote By Net
IBM logo

                   International Business Machines Corporation

|Step 1| |Step 2| |Step 3|
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Welcome

Name Line
Address Line
City, State Zip Line
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Delivery Preference

Select how you would like to receive your future annual meeting materials:

      |__| Postal mail -or-

      |__| Electronically

      (VIEW TERMS AND CONDITIONS FOR ELECTRONIC DELIVERY)

      E-mail address (e.g., name@xyz.com)                |__________________|

      Enter e-mail address again for validation          |__________________|

                                                                     Continue >>

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Internet Voting Screen No. 4
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EquiServe                                                            Vote By
                                                                             Net
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Vote by Net
[IBM Logo]

                   International Business Machines Corporation

|Step 1| |Step 2| |Step 3|

International Business Machines Corporation 2003 Annual Meeting of
Stockholders

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS APRIL 29, 2003

Samuel J. Palmisano, Edward M. Lineen, and Daniel E. O'Donnell, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the Kansas City Convention Center, 201 West 14th Street, Kansas City, Missouri at 10 a.m. on Tuesday, April 29, 2003 or any adjournment thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED BELOW. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2003 ANNUAL MEETING AND PROXY STATEMENT.

This Proxy will also be used to provide voting instructions to the Trustee for any shares of common stock of International Business Machines Corporation held in the IBM Stock Fund investment alternative under the IBM Savings Plan on the record date, as set forth in the Notice of 2003 Annual Meeting and Proxy Statement.

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Check this box to cast your vote in accordance with the recommendations of IBM's
Directors: |_|

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IBM's Directors recommend a vote "FOR" all Nominees for Director.

1. Election of Directors

|_] FOR ALL NOMINEES, except as noted below      |_| WITHHOLD AS TO ALL NOMINEES

|_| C. Black |_| K.I. Chenault

|_| N. O. Keohane |_| C. F. Knight  |_| L. A. Noto

|_| S. J. Palmisano |_| J. B.Slaughter |_| S. Taurel

|_| A. Trotman |_| C. M. Vest

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IBM's Directors recommend a vote "FOR" Proposal 2.

2. Ratification of Appointment of Independent |_| FOR |_| AGAINST |_| ABSTAIN Accountants (PricewaterhouseCoopers LLP)

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IBM's Directors recommend a vote "FOR" Proposal 3.

3. Ratification of Appointment of Independent |_| FOR |_| AGAINST |_| ABSTAIN Accountants for Business Consulting
   Services Unit (Ernst & Young LLP)
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IBM's Directors recommend a vote "FOR" Proposal 4.

4. Adoption of the IBM 2003 Employees         |_| FOR |_| AGAINST |_| ABSTAIN
   Stock Purchase Plan

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IBM's Directors recommend a vote "AGAINST" Proposal 5.

5. Stockholder Proposal on Cumulative         |_| FOR |_| AGAINST |_| ABSTAIN
   Voting

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IBM's Directors recommend a vote "AGAINST" Proposal 6.

6. Stockholder Proposal on Pension and        |_| FOR |_| AGAINST |_| ABSTAIN
   Retirement Medical
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IBM's Directors recommend a vote "AGAINST" Proposal 7.

7. Stockholder Proposal on Executive          |_| FOR |_| AGAINST |_| ABSTAIN
   Compensation
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IBM's Directors recommend a vote "AGAINST" Proposal 8.

8. Stockholder Proposal on Poison Pills       |_| FOR |_| AGAINST |_| ABSTAIN

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IBM's Directors recommend a vote "AGAINST" Proposal 9.

9. Stockholder Proposal on Expensing          |_| FOR |_| AGAINST |_| ABSTAIN
   Stock Options
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If applicable,         |_| Will attend Annual Meeting - Use admission ticket
click the option box:      attached to your proxy card.

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To cast your vote please click "submit".                            |SUBMIT >>||
(NOTE: Your vote will not be counted until you click "Submit".)

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

Internet Voting Screen No. 5

|Step 1| |Step 2| |Step 3|
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EquiServe                                                            Vote By
                                                                     Net
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Vote By Net
[IBM logo]

                   International Business Machines Corporation

Name Line                           ( ) Print this page   ( ) E-mail a copy
Address Line
City, State Zip Line

Control Number:
Confirmation Number:
Date:

Thank you for using EquiServe's Vote-By-Net facility.

Step 3: Summary of your vote

Your vote was recorded by EquiServe as follows:

1. Election of Directors

[stockholder's vote inserted here]

2. Ratification of Appointment of Independent Accountants
   (PricewaterhouseCoopers LLP)

[stockholder's vote inserted here]

3. Ratification of Appointment of Independent Accountants for Business Consulting Services Unit (Ernst & Young LLP)

[stockholder's vote inserted here]

4. Adoption of the IBM 2003 Employees Stock Purchase Plan

[stockholder's vote inserted here]

5. Stockholder Proposal on Cumulative Voting

[stockholder's vote inserted here]

6. Stockholder Proposal on Pension and Retirement Medical

[stockholder's vote inserted here]

7. Stockholder Proposal on Executive Compensation

[stockholder's vote inserted here]

8. Stockholder Proposal on Poison Pills

[stockholder's vote inserted here]

9. Stockholder Proposal on Expensing Stock Options

[stockholder's vote inserted here]

Please keep a copy for your records. To change your vote click "Back".
You can now vote another ballot or go to IBM's Homepage or click "Finish" to exit to Equiserve Homepage.

                                                    ( ) BACK   ( ) FINISH

Home | About Security | Privacy Policy | Back to Top

(C)2002 EquiServe(R). All rights reserved.

--------------------------------------------------------------------------------

[TELEPHONE VOTING SCRIPT) Toll Free: 1-877-PRX-VOTE or 1-877-779-8683 Stockholders residing outside the Untied States, Canada and Puerto Rico should call 201-536-8073

1. Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2. Enter the Voter Control Number as it appears on the card followed by the pound sign.

      One moment please while we verify your information.

3. Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

4.    The company that you are voting is IBM Corporation

5. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

6. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.

            If 1, go to 16.
            If 2, go to 7.

7. Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

            If 1, go to 8.
            If 2, go to 8.
            If 3, go to Director Exception.

                  Director Exception

                  Enter the 2-digit number next to the nominee from whom you would like to withhold your vote, followed by the pound key. Or if you have completed voting on directors, press the pound key again. If pound key entered, go to 8. If valid Nominee number, go to Next Nominee.

                  Next Nominee

                  To withhold your vote from another nominee, enter the 2-digit Number next to the nominee followed by the pound key, or if you Have completed voting on directors press the pound key again.

                        If pound key entered, go to 8. If valid nominee number, go to Next Nominee.

                  Invalid Nominee Number

                  You have entered an invalid nominee number.
                         {Go to Next Nominee.}

8.    Item # 2. To vote for, press 1; against, press 2; to abstain, press 3.

            If 1, go to 9.
            If 2, go to 9.
            If 3, go to 9.

9.    Item # 3. To vote for, press 1; against, press 2; to abstain, press 3.

            If 1, go to 10.
            If 2, go to 10.
            If 3, go to 10.

10.   Item # 4. To vote for, press 1; against, press 2; to abstain, press 3.

            If 1, go to 11.
            If 2, go to 11.
            If 3, go to 11.

11.   Item # 5. To vote for, press 1; against, press 2; to abstain, press 3.

            If 1, go to 12.
            If 2, go to 12.
            If 3, go to 12.

12.   Item # 6. To vote for, press 1; against, press 2; to abstain, press 3.

            If 1, go to 13.
            If 2, go to 13.
            If 3, go to 13.

13.   Item # 7. To vote for, press 1; against, press 2; to abstain, press 3.

            If 1, go to 14.
            If 2, go to 14.
            If 3, go to 14.

14.   Item # 8. To vote for, press 1; against, press 2; to abstain, press 3.

            If 1, go to 15.
            If 2, go to 15.
            If 3, go to 15.

15.   Item # 9. To vote for, press 1; against, press 2; to abstain, press 3.

            If 1, go to 16.
            If 2, go to 16.
            If 3, go to 16.

16.   If you would like to attend the annual meeting, press 1. If not, press 2.

            If 1, go to 17.
            If 2, go to 17.

17.   You have cast your vote as follows:

            Playback {Playback the appropriate vote for this proxy card.} Default Playback

            You have voted in the manner recommended by the Board of Directors.

      Director Proposal Playback

            For all nominees
            Or
            For all nominees except for the following nominee numbers Or Withhold For all nominees.

            For/Against/Abstain Proposal Playback
            Item # {For | Against | Abstain}

18.   To confirm your vote, press 1. To cancel your vote, press 2.

            If 1, go to 20.
            If 2, go to 19.

19. Your vote has been canceled. If you wish to vote this card or another card, press 1. Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you for calling.

20. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

            No Key Pressed
            Go to the same item (repeat three times); otherwise, go to Error.

            Invalid Number
            Go to the same item (repeat three times); otherwise, go to Error.

            Error
            We are unable to process your request at this time. Thank you for calling.
                  {Call ends.}